                                                                    EXHIBIT 10.1


                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT dated as of June 13, 2002 (this "AGREEMENT"), is entered into by and between Terremark Worldwide, Inc., a Delaware corporation (the "COMPANY" or "TERREMARK") and NAP de Las Americas - Madrid, S.A., a Spanish limited liability company (the "INVESTOR").


                                    RECITALS

         WHEREAS, the Company wishes to issue and sell to the Investor an aggregate of 5,000,000 shares (the "SHARES") of the authorized but unissued Common Stock, U.S. $0.001 par value, of the Company (the "COMMON STOCK") at a purchase price of U.S. $1.00 per share, for an aggregate purchase price of U.S. $5,000,000.00; and

         WHEREAS, the Investor wishes to purchase the Shares on the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

                                    ARTICLE I

                       PURCHASE AND SALE OF THE SECURITIES

         1.01 ISSUANCE AND SALE OF THE SHARES. The Company has authorized the sale and issuance to the Investor of the Shares, and subject to the terms and conditions hereof and in reliance upon the representations, warranties, covenants and agreements of Investor contained herein, agrees to issue and sell to the Investor the Shares, and the Investor hereby agrees to purchase from the Company the Shares for U.S. $1.00 per share, for an aggregate purchase price of U.S. $5,000,000.00 (the "PURCHASE PRICE").

         1.02     CLOSINGS AND DELIVERY OF THE SHARES.

                  (a) The sale and purchase of the Shares shall take place at a closing (the "CLOSING"), at 10:00 a.m. (Eastern
                           Time) within five (5) business days after the date of this Agreement (the "CLOSING DATE") or at such other place and time as may be mutually agreed upon by the Company and the Investor.

                  (b)      At Closing:

                           (i) The Investor shall deliver the Purchase Price to the Company by wire transfer of immediately available funds in consideration for the Shares; and

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                           (ii)     The Company shall issue and shall deliver to
                                    the Investor a stock certificate or
                                    certificates in definitive form, registered in the name of the Investor, or its designee, representing the number of Shares purchased by the Investor.



                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Investor as of the date hereof and as of the Closing Date as follows:

         2.01 ISSUANCE OF SHARES. The Shares issued under this Agreement have been duly authorized by all necessary corporate action and, when paid for in accordance with the terms of this Agreement, the Shares shall be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, charges, and encumbrances of any nature whatsoever, including any preferential rights of other shareholders of any nature or third parties and the Investor shall be entitled to all rights accorded to a holder of capital stock of the same class in the Company. The Company has complied with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares hereunder.

         2.02 BYLAWS AND CORPORATE AGREEMENTS. All the rights and obligations of the stockholders of the Company in their capacity as such are included in the Certificate of Incorporation and the Bylaws of the Company and there are no other rights, obligations or undertakings of any kind including any rights regarding the Shares. The Company is not and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result, with or without the passage of time and the giving of notice, in a breach of the Certificate of Incorporation or Bylaws of the Company, or any material agreement, indenture or other instrument, judgment, order, writ or decree to which the Company is a party or by which it is bound.

         2.03 COMMISSION REPORTS. The Company has duly and timely, or under applicable extensions, filed with the Securities and Exchange Commission (the "COMMISSION") all reports and other documents (individually a "REPORT" and collectively the "REPORTS") required to be filed by it by the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

         2.04 DISCLOSURE. None of this Agreement, the Exhibits hereto, the Reports or any other documents, certificates or instruments furnished to the Investor by or on behalf of the Company or any subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made herein or therein, not misleading.

         2.05 CORPORATE EXISTENCE AND QUALIFICATION. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full power and authority (corporate and other) to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company is duly incorporated and



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qualified to do business as a foreign corporation and is in good standing in each jurisdiction of the United States, or any other country, state province, or political subdivision in which the character of the business conducted by it or the nature of the properties owned or leased by it makes such qualification necessary for the conduct of its business, except where the failure to be so qualified would not have a material adverse effect on the assets, condition or affairs of the Company (a "MATERIAL ADVERSE EFFECT").

         2.06 CAPITALIZATION. The authorized capital stock of the Company consists of (i) 300,000,000 shares of common stock, par value U.S. $0.001 per share, of which 199,482,250 shares are issued and outstanding and (ii) 10,000,000 shares of preferred stock, par value U.S. $0.001 per share, of which 20 shares are designated as Series G convertible preferred stock and 5,882 shares are designated as Series H convertible preferred stock. As of May 31, 2002, 20 shares of Series G convertible preferred stock were issued and outstanding and convertible into 1,675,555 shares of common stock, and 294 shares of Series H convertible preferred stock were issued and outstanding and convertible into 294,000 shares of common stock. As of the May 31, 2002, there were outstanding options, warrants and convertible debentures (of which U.S. $30,655,000.00were outstanding) currently exercisable for or convertible into a total of 42,936,151 shares of common stock. The Company has all requisite power and authority to issue, sell and deliver the Shares in accordance with and upon the terms and conditions set forth in this Agreement, and all corporate action required to be taken by the Company for the due and proper authorization, issuance, sale and delivery of the Shares has been validly and sufficiently taken. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock.

         2.07 AUTHORITY. All corporate action on the part of the Company, necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance, sale and delivery of the Shares have been taken, and this Agreement constitutes the legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought).

         2.08 COMPLIANCE WITH LAW. The Company is not, and will not be at Closing, in violation or default of any order, writ or decree to which it is a party or by which it is bound, or of any provision of any federal or state statute, rule, ordinance or regulation applicable to the Company, except for such violation which would not result, either individually or in the aggregate, in any Material Adverse Effect.

         2.09 TAXES. The Company has accurately prepared and timely filed all federal, state, local, foreign and other tax returns for income, gross receipts, sales, use and other taxes and custom duties ("TAXES") required by law to be filed by it, has paid all taxes owed by the Company (whether or not shown on any tax return), except for assessments, the amount or validity of which currently



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is being contested in good faith by appropriate proceedings and with respect to which adequate reserves in accordance with GAAP have been provided on the books of the Company. There is no dispute or claim concerning any tax liability of the Company either (a) claimed or raised by any authority in writing or (b) as to which the Company has knowledge based upon personal contact with any agency of such authority.

         2.10 ACTIONS PENDING. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company which questions the validity of this Agreement or the transactions contemplated hereby, or any action taken or to be taken pursuant hereto. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company or any of its respective properties or assets and which, if adversely determined, will result in a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any subsidiary which will result in a Material Adverse Effect.

         2.11 GOVERNMENTAL CONSENTS. Assuming the truth and accuracy of the Investor's representations set forth in Article III of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for those required under applicable state securities laws.

         2.12 OFFERING. Assuming the truth and accuracy of the Investor's representations set forth in Article III of this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement is exempt from the registration requirements of the Securities Act (as defined in Article III, subsection (a) of this Agreement) and the state securities laws of any state of the United States, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

         2.13 PERMITS. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would not have a Material Adverse Effect. The Company is not in default under of such franchises, permits, licenses or other similar authority, except where such default would not have a Material Adverse Effect.

         2.14 ABSENCE OF UNDISCLOSED LIABILITIES. The Company does not have material obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, either known to the Company or which, after diligent investigation and inquiry, should have been discovered by the Company, whether due or to become due and regardless of when asserted) arising out of transactions entered into at or prior to the Closing, or any action or inaction at or prior to the Closing, or state of facts existing at or prior to the Closing other than: (i) liabilities set forth on the Company's unaudited consolidated balance sheet as of December 31, 2001, and (ii) liabilities and obligations which have arisen after December 31, 2001 in the ordinary course of business.

         2.15 BUSINESS CONDITIONS. Since December 31, 2001, there has not been any material adverse change in the business, financial condition, operations or results of operations of the Company.



                                     Page 4
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         2.16 BROKERS. No broker or finder has acted for the Company in connection with the transactions contemplated by this Agreement, and no broker or finder is entitled to any broker's or finder's fee or other commission in respect thereof based in any way on agreements, understandings or arrangements with the Company.

         2.17 SUBSIDIARIES. All the representations and warranties made herein shall also be deemed to be made with regard to each of the Company's subsidiaries.

         2.18 AUDITED FINANCIAL STATEMENTS. The audited financial statements of the Company for the fiscal year ended March 31, 2002 (the "2002 Audited Financial Statements") shall not differ in any material respect from the unaudited financial statements for such period provided to Investor by the Company.


                                   ARTICLE III

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

         3.01 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor represents and warrants to the Company that:

                  (a) The Investor acknowledges that the offer, issuance and sale to it of the Shares is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), pursuant to the provisions of Regulation D and/or Regulation S promulgated by the Commission under the Securities Act. The Investor represents and warrants to the Company that it is not a "U.S. Person" as that term is defined in Rule 902(k) of Regulation S.

                  (b) Without limiting or conditioning the representations and warranties of the Company contained in Article II above, the Investor acknowledges that during the course of the transaction and prior to this Agreement that it has received information relating to the Company and has been given a reasonable opportunity to ask questions of and receive answers from the Company and its representatives concerning the Company. The Investor acknowledges that the Company's representatives have answered all inquiries made on behalf of the Investor to the satisfaction of the person or persons making such inquiry.

                  (c) The Investor has had the opportunity to employ the services of an investment advisor, attorney or accountant in connection with making the investment contemplated by this Agreement, has read and understands all of the documents furnished or made available by the Company to the Investor, has evaluated the merits and risks of such an investment, and recognizes the highly speculative nature of this investment. Investor can bear the risk of the total loss of the investment made hereby.



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                  (d)      The Investor understands that the offering of Shares
                           has not been reviewed by the Commission and no finding or determination as to the fairness of this investment has been made by the Commission. It is the Investor's present intention that the Shares being purchased by the Investor are being acquired for the Investor's own account and not with a present view to or for sale in connection with any distribution thereof.

                  (e) No Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Investor for any commission, fee or other compensation as a finder or broker because of any act or omission of the Investor or any agent for the Investor.

                  (f) The Investor understands that (i) the Shares currently have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act, (ii) the Shares must be held until such time as they are registered under the Securities Act pursuant to Article IV below or exempt from such registration, and (iii) the Company will make a notation on its transfer books to such effect.

                  (g) The Investor has full corporate or other power and authority to enter into and to perform this Agreement in accordance with its terms.

                  (h) The execution of, and performance of the transactions contemplated by, this Agreement is not in conflict with or will not result in any material breach of any terms, conditions or provisions of, or constitute a material default under, its corporate charter, limited partnership agreement, or other organizational document, as applicable, or any indenture, lease, agreement, order, judgment or other instrument to which the Investor is a party or by which it is bound.

                  (i) The Investor acknowledges that the Company is a reporting company under the Exchange Act and is subject to the disclosure requirements of Regulation FD under the Exchange Act. The Investor acknowledges that certain of the information furnished by the Company to the Investor or its advisers in connection with this Agreement, is confidential and nonpublic and agrees that all such information shall be kept in confidence by the Investor and neither used by the Investor for the Investor's personal benefit (other than in connection with this Agreement), nor disclosed to any third party for any reason (other than to its agents, advisors, attorneys, consultants or other advisors in connection with the transactions contemplated by this Agreement); provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge



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                           or literature and readily accessible at the date
                           hereof, (ii) becomes a part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or
                           (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any Agreement entered into with the Company).

                  (j) The investor acknowledges and agrees that, pursuant to the provisions of Regulation S, the Shares cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories without complying with the applicable distribution compliance period as set forth in Rule 903 of Regulation S. The Investor agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

                  (k) The Investor acknowledges and agrees that the certificates representing the Shares shall bear the following legend (unless subsequently registered under the Act):

                           "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TOT HESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAWS."

                  The Investor also acknowledges that the Company may place a stop transfer order against transfer of any of the Shares, if necessary in the Company's reasonable judgment, in order to assure compliance by the Investor with the terms of this Agreement.

         3.02 COVENANTS OF THE INVESTOR. In order to enable the Company to conduct the registration in compliance with applicable securities laws, the Investor hereby agrees as follows:

                  (a) The Investor shall provide all information or other materials and deliver such documents and undertakings and take all such other actions as may be reasonably required by the Company in order to permit the Company to comply with applicable requirements of the



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                           Securities Act and the Commission and to comply with
                           the requirements of applicable state securities laws and administrative agencies.

                  (b) All information provided by the Investor to the Company in connection with the registration statement shall be true and correct in all material respects as of the date provided to the Company and will not omit any material fact necessary to make such information not misleading. The Investor shall notify the Company in writing immediately of any changes in any information provided to the Company in connection with the registration statement at all times during which the registration statement remains effective and the Investor has any shares included therein.

         3.03 The Investor further covenants and agrees with the Company that it shall not sell or otherwise dispose of any of the Shares (which term, for purposes of this Section 3.03, shall include those shares issued to the Investor, if any, pursuant to Sections 4.06 and 4.07, below), regardless of when registered, for a period of 12 months from the Closing Date.

                                   ARTICLE IV

                            COVENANTS OF THE COMPANY

         The Company covenants and agrees with the Investor as follows:

         4.01.    REGISTRATION AND LISTING.

                  (a) The Company shall prepare and file with the Commission a registration statement with respect to all of the Shares and all of the shares issued to the Investor, if any, pursuant to Sections 4.06 or 4.07, below (collectively, the "Registrable Shares") and shall use commercially reasonable efforts to cause such registration statement to become effective no later than June 30, 2003. The Company shall keep such registration statement effective until the earlier to occur of (i) the expiration of the time period referred to in Rule 144(k) under the Securities Act with respect to all beneficial holders of the Registrable Shares other than affiliates of the Company and (ii) such time as all of the Registrable Shares have been sold or are otherwise freely tradable without registration under the Securities Act.

                  (b) The Company shall prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares.

                  (c) The Company shall furnish to the Investor such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the



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                           requirements of the Securities Act, and such other
                           documents as it may reasonably request in order to facilitate the disposition of the Registrable Shares.

                  (d) The Company shall use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities laws of such jurisdictions in the United States as shall be reasonably requested by the Investor; PROVIDED THAT the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to subject itself to taxation in any such jurisdiction or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

                  (e) In the event of any underwritten public offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. If the underwriter in such offering requests the delivery of a "comfort letter" from the Company's independent auditors or the delivery of an opinion of counsel to the Company, the costs of such comfort letter or opinion shall be borne by the Investor. The Investor shall also enter into and perform its obligations under such an agreement.

                  (f) The Company shall notify the Investor when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) The Company shall use commercially reasonable efforts to cause all Registrable Shares to be listed on the American Stock Exchange not later than June 30, 2003.

                  (h) The Company shall perform all the necessary actions to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as the holder shall reasonably request, and perform all the necessary actions as may be required in such jurisdictions; provided, however, that the Company shall not be obligated to file any general consent to service of process or qualify as a foreign corporation in any jurisdiction.

         4.02 EXPENSES. Except as set forth in Section 4.01(e), all expenses incurred in complying with the foregoing, including, without limitation, all registration, filing and qualification fees (including all expenses incident to filing with the American Stock Exchange), printing and accounting expenses, fees and disbursements of counsel for the Company, expenses of any special audits

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incident to or required by any such registration and expenses of complying with the securities or blue sky laws or any jurisdictions, other than underwriting fees or commissions relating to the Registrable Shares, shall be paid by the Company.

         4.03     INDEMNIFICATION WITH RESPECT TO THE REGISTRABLE SHARES.

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless the Investor, any underwriter (as defined in the Securities Act) for the Investor and each other person, if any, who controls the Investor or such underwriter, within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement under which the Registrable Shares were registered under the Securities Act, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, or the Exchange Act or any state securities law; and the Company will pay to the Investor and each such underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Subsection 4.03(a) shall not apply to (x) amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), or (y) any such loss, claim, damage, liability or action in respect of the Investor or an underwriter or controlling person to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investor or such underwriter or controlling person.

                  (b) To the extent permitted by law, the Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who shall sign the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter, any other person selling securities in such registration statement and any controlling person of any such underwriter or other person, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may

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                           become subject, under the Securities Act, or the
                           Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished by the Investor for use in preparation of the registration statement, as approved by the Investor; and the Investor will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Subsection 4.03(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Subsection 4.03(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld or delayed); provided, that, in no event shall any indemnity under this Subsection 4.03(b) exceed the net proceeds from the offering received by such Investor.

                  (c) Promptly after receipt by an indemnified party under this Section 4.03 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4.03, deliver to the indemnifying party a written notice of the commencement thereof. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate (in the written opinion of counsel for the indemnified party which counsel shall be reasonably acceptable to the Company) due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4.03, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.03.

                  (d)      If the indemnification provided for in this Section
                           4.03 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         4.04 REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Commission Rule 144, at all times;

                  (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to the Investor, so long as the Investor owns any Registrable Shares, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Commission Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Investor of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

         4.05 UNAUDITED AND AUDITED FINANCIAL STATEMENTS. The Company shall deliver to the Investor copies of the unaudited financial statements of the Company for the fiscal year ended March 31, 2002, but in no event later than three days prior to the Closing. The Company shall deliver to the Investor copies of the audited financial statements of the Company for such fiscal year as soon as they may lawfully be disclosed to the Investor.

         4.06 COMPENSATION TO INVESTOR UPON THE OCCURRENCE OF ANY OF THE FOLLOWING EVENTS. If on October 31, 2002 (the "CALCULATION DATE"):

         (i) the Company has "materially" failed to meet the cash flow projections attached hereto as Exhibit D; or

         (ii) As a result of acts or omissions attributable to the Company, the Investor has failed to begin operating an interim network access point in Madrid, then at the request of either the Investor or the Company, the Company shall issue to the Investor such number of additional shares of Common Stock (the "Additional Shares") as determined in this Section 4.06. The number of Additional Shares to be issued shall be calculated as follows: (1) the quotient of (A) the aggregate number of shares theretofore issued or required to be issued to the Investor pursuant to this Agreement, divided by (B) the Section 4.06 Adjustment Price (defined below), less (2) the aggregate number of shares theretofore issued or required to be issued to the Investor pursuant to this Agreement. . The "SECTION
4.06 ADJUSTMENT PRICE" shall be the greater of U.S. $0.50 or the 10/31 Closing Price.

         The Company covenants and agrees that (i) all shares issuable pursuant to this Section shall be, when issued, free of preemptive rights, validly authorized and issued, fully paid and non-assessable and free from all taxes; and (ii) during the time period within which the Additional Shares may be issued, the Company will, at all times, have authorized and reserved for the purpose of issue a sufficient number of shares of Common Stock.


         4.07 NO DILUTION. Except for shares of Common Stock issuable upon the exercise of options, puts, convertible debentures and warrants outstanding on the date of this Agreement (but excluding the option heretofore granted by the Company to any financial institution), the Company covenants and agrees that if, from date hereof and continuing until the first anniversary of the Closing, it issues any shares of its Common Stock for a purchase price less than the "Anti-Dilution Price", the Company shall issue to the Investor such number of additional shares of Common Stock as shall be determined by dividing 5,000,000 by the Anti-Dilution Price, and subtracting from the quotient thereof the number of shares previously issued to the Investor in respect of this Agreement. For purposes hereof, the "Anti-Dilution Price" shall equal (a) U.S. $1.00 per share;
(b) the Section 4.06 Adjustment Price (if and only if there shall have been an adjustment pursuant to Section 4.06); or (c) any higher Anti-Dilution Price previously established under this Section 4.07.

         The Company covenants and agrees that (i) all shares issuable pursuant to this Section shall be, when issued, free of preemptive rights, validly authorized and issued, fully paid and non-assessable and free from all taxes; and (ii) during the time period within which such shares may be issued, the Company will, at all times, have authorized and reserved for the purpose of issue a sufficient number of shares of Common Stock.


         4.08 COMPANY INVESTMENT IN INVESTOR. Concurrently with the Closing, the Company shall have consummated the purchase of at least ten percent (10%) of the outstanding equity capital of the Investor.

         4.09 THE COMPANY'S GLOBAL STRATEGY. The Company covenants and agrees to use its best commercially reasonable efforts to incorporate the Investor's Madrid network access point into its global network access point strategy.

         4.10 SURVIVAL. The obligations of the Company and the Investor under this Article IV shall survive the Closing and the completion of any offering of the Shares in a registration statement under this Article IV, and otherwise.

                                    ARTICLE V

                 CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING

         The obligations of the Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against the Investor if it does not consent in writing thereto:

         5.01 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Article II shall be true on and as of the Closing with the same effect as those such representations and warranties have been made on and as of the date of Closing.

         5.02 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied by it on or before the Closing.

         5.03 QUALIFICATIONS. Such authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

         5.04 CORPORATE PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings taken or required to be taken in connection with the transactions contemplated at the Closing and all documents instant thereto shall be reasonably satisfactory in form and substance to the Investor, and the Investor shall have received all such counterpart original and certified or other copies of such documents as it reasonably may request.

         5.05 NO PROCEEDINGS. There shall not have been commenced or threatened against the Investor, or against any person affiliated with the Investor, any proceeding involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated in this Agreement.

         5.06 OPINION AND LETTER OF COUNSEL. The Investor shall have received the opinion of (i) Greenberg Traurig, P.A., counsel to the Company, dated the date of the Closing, substantially in the form set forth in Exhibit A hereto and
(ii) Jose E. Gonzalez, General Counsel to the Company, dated the date of the Closing, substantially in the form set forth in Exhibit B hereto.

         5.07 CERTIFICATE OF INCORPORATION AND BYLAWS. The Company's Certificate of Incorporation and Bylaws are in the form attached hereto as Exhibit C and shall not have been amended or modified.

         5.08 SECURITIES LAW COMPLIANCE. The Company shall have made all filings, subject to applicable extensions, required to be made on or prior to the Closing under all applicable U.S. federal and state securities laws necessary to consummate the issuance of the Shares pursuant to this Agreement in compliance with such laws. Nothing contained herein shall be deemed to require the Company to make any such filings prior to the due date therefore.

         5.09 CLOSING DOCUMENTS. The Company shall have delivered to the Investor all of the following documents:

         (a) an Officer's Certificate dated the date of the Closing, stating that the conditions specified in this Article V have been fully satisfied;

         (b) a copy of the resolutions duly adopted by the Company's Board of Directors and certified by the Secretary of the Company authorizing the execution, delivery and performance of this Agreement, the issuance and sale of the Shares, and the consummation of all other transactions contemplated by this Agreement; and a Certificate of Good Standing in effect at the Closing and certified by the Secretary of State of the State of Delaware.

         5.10 COMPANY INVESTMENT IN INVESTOR. The Company shall, concurrently to the Closing , have consummated the purchase of at least ten percent (10%) of the outstanding equity capital of the Investor pursuant to Section 4.08, above, and shall have made full payment of the purchase price paid by Centro de Transportes Coslada to it.

         5.11 LICENSE. The Company and the Investor shall have entered into a license agreement in form and substance satisfactory to the Investor and the Company. Pursuant to such license, the Company shall have granted to the Investor, INTER ALIA:

         (i) an exclusive and non-transferable, royalty-free, fully paid right and license to use in Spain the Company's trademark "Nap de las Americas" for a period of twenty (20) years, commencing on the Closing Date; and

         (ii) an exclusive and non-transferable, royalty-free, fully paid right and license to use in Spain the Company's technical and other know-how with respect to the formation and operation of network access points for a period of fifteen (15) years, commencing on the Closing Date.

                                   ARTICLE VI

                                MUTUAL COVENANTS

         The Company will furnish to the Investor and the Investor will furnish to the Company, such information and assistance as the other may reasonably request in connection with the preparation of any regulatory filings or submissions. The Company will provide the Investor and the Investor will provide the Company, with copies of all correspondence, filings or communications (or memoranda setting forth the substance thereof) between such party or any of its representatives, on the one hand, and any governmental agency or authority or member of their respective staffs, on the other hand, with respect to this Agreement and the transactions contemplated hereby.

                                   ARTICLE VII

                                 INDEMNIFICATION


         The Company agrees to indemnify and hold harmless the Investor and its directors, officers, affiliates, agents, successors and assigns from and against any and all actual losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorney's fees, charges and disbursements but excluding consequential damages) incurred as a result of any misrepresentation or breach of the warranties and covenants made by the Company herein, except where such misrepresentation or breach is caused by the Investor. The Investor agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all actual losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys fees, charges and disbursements but excluding consequential damages) incurred by the Company as result of any breach of the representations and covenants made by the Investor herein, except where such misrepresentation or breach is caused by the Company.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.01 FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, including, without limitation, using all reasonable efforts to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings.

         8.02 EXPENSES. Except as otherwise provided herein, each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated.

         8.03 SURVIVAL OF AGREEMENTS. All representations and warranties made herein or in any agreement, certificate or instrument delivered to the Investor pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement, the issuance, sale and delivery of the Shares.

         8.04 BROKERAGE. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

         8.05 PARTIES IN INTEREST. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, all representations, covenants and agreements benefiting the Investor, unless otherwise herein or therein provided, shall inure to the benefit of any and all subsequent holders from time to time of Shares and all such holders shall be bound by all of the obligations of the Investor hereunder.

         8.06 NOTICES. All notices, requests, consents, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given, (ii) on the date of transmittal of services via telecopy to the party to whom notice is to be given (with a confirming copy delivered within 24 hours thereafter), (iii) on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or (iv) on the date of delivery if sent via a nationally recognized courier providing a receipt for delivery and properly addressed as set forth on signature page hereto. Any notice or other communication between the parties hereto shall be sent to the Company, addressed to it at 2601 S. Bayshore Drive, Miami, Florida 33133, Attention: General Counsel. Any party may change its address for purposes of this paragraph by giving notice of the new address to each of the other parties in the manner set forth above.

         8.07 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida, United States of America, without giving effect to any choice of law or conflicting provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of Florida to be applied.

         8.08 EXCLUSIVE JURISDICTION AND CONSENT TO SERVICE OF PROCESS. The parties agree that any legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted in a federal court sitting in Miami-Dade County, Florida which shall be the exclusive jurisdiction and venue of said legal proceedings and each party hereto waives any objection which such party may now or hereafter have to the lay of venue of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against such party (or the subsidiary of such party) when transmitted in accordance with Section 8.06. Nothing contained herein shall be deemed to affect the right of any party hereto to serve process in any manner permitted by law.

         8.09 OTHER REMEDIES; SPECIFIC PERFORMANCE. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. The parties accordingly agree that they shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, this being in addition to any other remedy to that they are entitled at law or in equity.

         8.10 ENTIRE AGREEMENT. This Agreement, including the exhibits, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All exhibits and schedules hereto are hereby incorporated herein by reference.

         8.11 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8.12 AMENDMENTS AND WAIVERS. This Agreement may be amended or modified, and provisions hereof may be waived, with the written consent of the Company and the holders of at least a majority of the outstanding Shares. Any such amendment, modification or waiver shall be binding on all parties, including those not signing such amendment, modification or waiver, and such consent may be given or withheld for any reason or for no reason.

         8.13 SEVERABILITY. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

         8.14 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

         8.15 DEFINITION OF "PERSON." As used in this Agreement, the term "Person" shall mean an individual, corporation, trust, partnership, limited liability company or partnership, joint venture, unincorporated organization, governmental authority or any agency or political subdivision thereof, or other entity.

         IN WITNESS WHEREOF, the Company and the Investor have executed this Stock Purchase Agreement as of the date first above written.

THE COMPANY:                              THE INVESTOR:
TERREMARK WORLDWIDE, INC.                 NAP DE LAS AMERICAS - MADRID, S.A.

By: /s/ Manuel D. Medina                  By:
    ---------------------------              ---------------------------------
         Name: Manuel D. Medina                    Name:
         Title: President and CEO                  Title:
Address: 2601 S. Bayshore Drive           Address: Camara Oficial de Comercio
Miami, Florida 33133                      e Industria de Madrid, Plaza de la
                                          Independencia, n(0)1 Madrid, Spain